LORD ABBETT SECURITIES TRUST

Lord Abbett Micro Cap Growth Fund

Supplement dated February 18, 2021

to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated
August 31, 2020

Effective at the close of business on March 19, 2021, Lord Abbett Micro Cap Growth Fund (the “Fund”) will not be available for purchase by new investors, except as stated below. The Fund will continue to be available for purchase only by the following categories of eligible investors:

  Existing Shareholders of the Fund.  Existing shareholders of the Fund may add to their accounts with additional purchases of Fund shares. Any shareholder who has completely redeemed their shares and who otherwise qualifies under the reinvestment privilege is deemed to be an existing shareholder for purposes of determining eligibility to invest in the Fund.

  Retirement and Benefit Plans. Retirement and benefit plans currently offering the Fund as an investment option may purchase shares of the Fund for the benefit of new participants.

  Lord Abbett-Sponsored Fund-of-Funds. Each Lord Abbett-sponsored fund-of-funds that is authorized to invest in the Fund (pursuant to its investment strategy) may continue to purchase shares of the Fund.

  Partners and Employees of Lord Abbett. Directors or trustees of Lord Abbett-sponsored Funds and partners and employees of Lord Abbett (including retired persons who formerly held such positions and family members of such persons) may purchase shares of the Fund.

Investors should note, however, that the Fund reserves the right to refuse any order that Lord Abbett believes might disrupt the efficient management of the Fund and reserves the right to further limit the availability of the Fund.

Please retain this document for your future reference.